NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Mid Cap Index Fund
BlackRock NVIT Equity Dividend Fund	NVIT Multi-Manager International Growth Fund
DoubleLine NVIT Total Return Tactical Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities	NVIT Multi-Manager Large Cap Value Fund
Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Dynamic U.S. Growth Fund (formerly, NVIT	NVIT Multi Sector Bond Fund
Large Cap Growth Fund)	NVIT Nationwide Fund
NVIT Emerging Markets Fund	NVIT Real Estate Fund
NVIT Government Bond Fund	NVIT S&P 500 Index Fund
NVIT Government Money Market Fund	NVIT Short Term Bond Fund
NVIT International Equity Fund	NVIT Small Cap Index Fund
NVIT International Index Fund	Templeton NVIT International Value Fund

Supplement dated September 13, 2018
to the Statement of Additional Information ("SAI") dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager International Growth Fund (the "Fund")
1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on September 12, 2018 (the "Meeting"), the Board approved the termination of Invesco Advisers, Inc. and American Century Investment Management, Inc. as the subadvisers to the Fund, and the appointment of Allianz Global Investors U.S. LLC and WCM Investment Management, LLC as the Fund's new subadvisers, effective on or about October 8, 2018 (the "Effective Date").

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Invesco Advisers, Inc. in the SAI are deleted in their entirety.

b.	All references to, and information regarding, Trevor Gurwich, Frederico Laffan and Pratik Patel, as they relate solely to the Fund in the SAI, are deleted in their entirety.

c.	The following replaces the information in the table regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 74 of the SAI:

Fund	Subadviser
NVIT Multi-Manager International Growth Fund	Allianz Global Investors U.S. LLC WCM Investment Management, LLC

d.	The following supplements the information under the heading "Investment Advisory and Other Services – Subadvisers" on pages 75-77 of the SAI:
Allianz Global Investors U.S. LLC ("Allianz") is located at 1633 Broadway, 43rd Floor, New York, NY 10019. Allianz is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a diversified global financial institution.

WCM Investment Management, LLC ("WCM") is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is a Delaware limited liability company that is privately owned and managed entirely by active employees.

e.	The following supplements the information under the heading "Appendix B – Proxy Voting Guidelines Summaries":

Allianz Global Investors U.S. LLC ("Allianz")

Policy Statement
Allianz typically votes proxies on behalf of client accounts pursuant to its discretionary investment management authority, unless a client has not granted voting authority to Allianz. Allianz seeks to exercise its proxy voting responsibilities in accordance with its fiduciary duties, and has designed these policies and procedures to meet applicable fiduciary standards. Thus, Allianz seeks to vote client account proxies in a manner consistent with the best interests of its clients. These policies and procedures do not apply to any client account proxies for which such client has either (a) explicitly retained authority and discretion to vote its own proxies or (b) delegated such authority and discretion to a third party. Allianz assumes no responsibility for the voting of any proxies on behalf of such clients.
Allianz has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the "Proxy Guidelines"), which are reasonably designed to ensure that proxy voting is conducted in the best interest of its clients. The Proxy Guidelines provide a general framework for Allianz's proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at Allianz's investee companies' shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and Allianz's consideration of the merits of a particular proposal may cause Allianz to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.
Proxy Voting Procedures
Allianz has retained one or more unaffiliated third-party proxy research and voting service providers ("Proxy Voting Service"), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to Allianz as to how to vote on each proposal based on the Proxy Voting Service's research of the individual facts and circumstances and the Proxy Voting Service's application of its research findings to the Proxy Guidelines.
In some cases a portfolio manager, research analyst or proxy analyst from Allianz's Global ESG team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, Allianz will review the proxy to determine whether there is a material conflict between the interests of Allianz (including the employee proposing the vote) and the interests of Allianz's clients. If a material conflict does exist, Allianz will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, Allianz's Head of ESG Research (or equivalent), to determine how the proxy will be voted.
Mitigating Conflicts of Interest
Allianz has adopted and implemented policies and procedures, including the procedures described in this section, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of Allianz and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, Allianz's Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm's clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service's independent review and research of each proxy and its independent application of the Proxy Guidelines.
In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company's proxy. In the event a material conflict is identified, Allianz will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time Allianz casts its vote.
As a further safeguard, while Allianz includes members from different parts of the organization on the Proxy Committee, Allianz does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.
Allianz may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts.  For example, when a material conflict between the interests of Allianz and its clients has been identified, Allianz may abstain from voting.
Cost-Benefit Analysis Involving Voting Proxies
Allianz may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client's best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, Allianz may refrain from voting that proxy.
The circumstances under which Allianz may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner's ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions.  Such proxies are voted on a best-efforts basis.
Proxy voting in certain countries requires "share blocking."  To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, Allianz believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required Allianz generally abstains from voting.
Allianz will be unable to vote securities on loan under securities lending arrangements into which Allianz's clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, Allianz may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.
WCM Investment Management, LLC ("WCM")
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client's investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client's account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
Special Rule in the Case of ERISA Accounts.
Unless proxy voting responsibility has been expressly reserved and is being exercised by another "named fiduciary" for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan's account. Please refer to ERISA Accounts section below for further details.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM's fiduciary duties under federal and state law to act in the best interests of its clients.
1. Third Party Proxy Voting Service
In general, WCM believes that its clients' best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor's potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group ("ISG") who will maintain documentation to support WCM's decision.
The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis' approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
2. Role of the Proxy Admin.
The Proxy Admin oversees and administers the firm's proxy voting process. For each Client, the Proxy Admin initially determines whether:
•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
•	the Client has adopted a proxy voting policy that WCM is required to follow; and
•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM's.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer's name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.
3. Role of the Analyst and ISG
If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM's clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.
4. Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
•	Neither Glass Lewis' recommendation nor specific client instructions cover an issue;
•	In circumstances where, in WCM's judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to "share blocking."
5. Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis' recommendation with respect to a proxy unless the following steps are taken by the CCO:

a. The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
(1.) Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a "significant business relationship" is one that: (i) represents 1% or $1,000,000 of WCM's revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
(2.) Significant Personal/Family Relationships – the CCO will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.
b. If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:
(1.) Routine Proxy Proposals – Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
(2.) Non-Routine Proxy Proposals – Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
(3.) Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM's conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c. For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
(1.) Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client's consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
(2.) Use Glass Lewis' Recommendation – Vote in accordance with Glass Lewis' recommendation.
d. For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis' recommendation if the ISG reasonably determines that doing so is in the best interests of WCM's clients. If the ISG decides to overrule Glass Lewis' recommendation, the ISG will maintain documentation to support their decision.

6. Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer
In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either:
a. elevate the decision to the ISG who will make a determination as to what would be in the Client's best interest;
b. if practical, seek a waiver from the Client of the conflict; or
c. if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
7. Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
a. a copy of these Proxy Policies, as they may be amended from time to time;
b. copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC's EDGAR system;
c. a record of each proxy vote cast on behalf of its Clients;
d. a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e. each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients' votes promptly upon request. WCM and ProxyEdge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
8. Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client's proxies. Upon receipt of a Client's request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client's stated requirements, how the Client's proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

f.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of July 31, 2018)
Allianz Global Investors U.S. LLC
Robert Hofmann, CFA	NVIT Multi-Manager International Growth Fund	None
Tobias Kohls, CFA, FRM	NVIT Multi-Manager International Growth Fund	None

WCM Investment Management, LLC
Paul Black	NVIT Multi-Manager International Growth Fund	None
Kurt Winrich, CFA	NVIT Multi-Manager International Growth Fund	None
Peter Hunkel	NVIT Multi-Manager International Growth Fund	None
Michael Trigg	NVIT Multi-Manager International Growth Fund	None

g.
The information under subsection "Description of Compensation Structure – American Century Investment Management, Inc." under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. ("American Century")
American Century's portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the American Century NVIT Multi Cap Value Fund and the American Century-advised portion of the NVIT Multi-Manager Mid Cap Value Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the American Century NVIT Multi Cap Value Fund and the American Century-advised portion of the NVIT Multi-Manager Mid Cap Value Fund are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. Performance is measured for each product individually, as described above, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of American Century Companies, Inc. stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

h.	The following supplements the information under subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers":

Allianz Global Investors U.S. LLC ("Allianz")
Allianz acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.
The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.
The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz's investment strategies.
Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client's stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.
WCM Investment Management, LLC
Compensation for PMs includes:
•	Base Salaries: All investment professionals receive competitive base salaries reflective of their role and contribution to the investment team.
•	Revenue Share: Additional compensation comes in the form of an ongoing revenue share via a fixed percentage of the fees the firm receives from clients invested in the strategy.

•	Employee Benefit Plan: A discretionary employer profit-sharing contribution is determined annually. There is no vesting period for employer contributions.
•	Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership.

i.	The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of July 31, 2018)
Allianz Global Investors U.S. LLC
Robert Hofmann, CFA	Mutual Funds: 1 account, $21 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 8 accounts, $15.93 billion total assets (2 accounts, $1.78 billion total assets for which the advisory fee is based on performance)
Other Accounts: 27 accounts, $6.15 billion total assets (2 accounts, $228 million total assets for which the advisory fee is based on performance)
Tobias Kohls, CFA, FRM	Mutual Funds: 1 account, $21 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $1.65 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $402 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
WCM Investment Management, LLC
Paul Black	Mutual Funds: 19 accounts, $11.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 16 accounts, $3.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 565 accounts, $11.38 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Kurt Winrich, CFA	Mutual Funds: 19 accounts, $11.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 16 accounts, $3.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 565 accounts, $11.38 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Peter Hunkel	Mutual Funds: 19 accounts, $11.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 16 accounts, $3.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 565 accounts, $11.38 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Michael Trigg	Mutual Funds: 19 accounts, $11.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 16 accounts, $3.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 565 accounts, $11.38 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

j.	The following supplements the information under subsection "Potential Conflicts of Interest" under the heading "Appendix C -- Portfolio Managers":
Allianz Global Investors U.S. LLC ("Allianz")
Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Allianz believes are faced by investment professionals at most major financial firms.
Allianz has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.
These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When Allianz considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Allianz's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz considers many factors when allocating securities among accounts, including the account's investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. "Cross trades," in which one Allianz account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, Allianz may cross a trade between a performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. Allianz has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
A fund's portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. In addition to executing trades, some brokers and dealers provide Allianz with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and the subadviser's other clients, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A fund's portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
Allianz's investment personnel, including fund portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz's Code of Business Conduct and Code of Ethics (the "Code"), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of mutual funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of Allianz will not interfere with (i) making decisions in the best interest of advisory clients (including a fund) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
WCM Investment Management, LLC ("WCM")
The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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